Fidelity Advisor® Value Leaders Fund
Class/Ticker
A/FVLAX M/FVLTX C/FVLCX I/FVLIX

Summary Prospectus
December 30, 2024

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund's prospectus and SAI dated December 30, 2024 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund/Class:
Fidelity Advisor® Value Leaders Fund
/A, M, C, I
Investment Objective
Fidelity Advisor® Value Leaders Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 33 of the prospectus and in the sales charge waiver appendix to the prospectus.

Shareholder fees

(fees paid directly from your investment)
	Class A	Class M	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None A	None A	1.00% B	None

AClass A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% and 0.25%, respectively.
BOn Class C shares redeemed less than one year after purchase.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.80% A, B	0.80% A, B	0.80% A, B	0.75% A, B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.32% B	0.31% B	0.32% B	0.31% B
Total annual operating expenses	1.37%	1.61%	2.12%	1.06%
Fee waiver and/or expense reimbursement	0.22% C	0.21% C	0.22% C	0.16% C
Total annual operating expenses after fee waiver and/or expense reimbursement	1.15%	1.40%	1.90%	0.90%
AThe management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the Russell 1000® Value Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24%, 0.23%, 0.24%, and 0.18% for Class A, Class M, Class C, and Class I, respectively, was previously charged under the services agreements. Please see "Fund Services - Fund Management - Advisory Fee(s)" for additional information.
BAdjusted to reflect current fees.
CFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, and 0.90% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, or Class I of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through February 28, 2026. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$685	$685	$488	$488	$293	$193	$92	$92
3 years	$956	$956	$814	$814	$635	$635	$316	$316
5 years	$1,255	$1,255	$1,170	$1,170	$1,112	$1,112	$564	$564
10 years	$2,102	$2,102	$2,171	$2,171	$2,237	$2,237	$1,275	$1,275

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in blue chip companies (companies that, in Fidelity Management & Research Company LLC (FMR)'s view, are well-known, well-established and well-capitalized), which generally have large or medium market capitalizations.
  Investing in companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Effective December 11, 2025, normally investing at least 80% of assets in securities of blue chip value companies.
Blue chip companies are companies that, in the Adviser's view, are well-known, well-established and well-capitalized, which, for purposes of this fund, are companies with a higher market capitalization than the lowest capitalized company in any of the S&P 500 Index, Russell 1000 Index, or Dow Jones Industrial Average. Although blue chip companies generally have large or medium market capitalizations, the Adviser may invest in companies that it believes have good, long-term prospects to become blue chip companies.
Value companies are companies the Adviser believes are undervalued in the marketplace. The Adviser considers traditional and other measures of value, such as whether the company is included in a third-party value benchmark or classified as a value company by a third-party vendor, whether the company's free cash flow yield is above the equity market median, whether the company's enterprise value (the total value of a company's outstanding equity and debt) relative to earnings is below the equity market median, or whether the company's price-to-book (P/B) ratio or projected price-to-earnings (P/E) ratio is below the equity market median. An issuer may be determined to be a value company under any of these factors.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VIII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Value Leaders Fund and Fidelity® Blue Chip Value Fund pursuant to which Fidelity Advisor® Value Leaders Fund would be reorganized on a tax-free basis with and into Fidelity® Blue Chip Value Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Value Leaders Fund would receive, respectively, corresponding shares of Fidelity® Blue Chip Value Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Value Leaders Fund in exchange for corresponding shares of Fidelity® Blue Chip Value Fund equal in value to the net assets of Fidelity Advisor® Value Leaders Fund and the assumption by Fidelity® Blue Chip Value Fund of all of the liabilities of Fidelity Advisor® Value Leaders Fund. After the exchange, Fidelity Advisor® Value Leaders Fund will distribute the Fidelity® Blue Chip Value Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Value Leaders Fund. As a result, shareholders of Fidelity Advisor® Value Leaders Fund will become shareholders of Fidelity® Blue Chip Value Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Value Leaders Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Value Leaders Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about May 9, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on or about May 8, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Blue Chip Value Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
Principal Investment Risks
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Mid Cap Investing.
The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit institutional.fidelity.com for more recent performance information.
Year-by-Year Returns
The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.
2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
12.66%	-2.11%	10.22%	14.41%	-9.13%	21.28%	-5.58%	24.53%	1.11%	6.80%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	16.13%	December 31, 2020
Lowest Quarter Return	-30.77%	March 31, 2020
Year-to-Date Return	9.79%	September 30, 2024

Average Annual Returns
Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	0.66%	7.73%	6.25%
Return After Taxes on Distributions	-0.61%	6.88%	5.54%
- Return After Taxes on Distributions and Sale of Fund Shares	1.20%	6.01%	4.92%
Class M - Return Before Taxes	2.79%	7.97%	6.24%
Class C - Return Before Taxes	5.01%	8.20%	6.24%
Class I - Return Before Taxes	7.08%	9.32%	7.17%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	11.46%	10.91%	8.40%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	26.53%	15.52%	11.80%

The fund has begun comparing its performance to the Russell 1000® Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Sean Gavin (Portfolio Manager) has managed the fund since 2014.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional.
You may buy or sell shares in various ways:
Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
Class I eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.
The price to buy one share of Class C or Class I is its NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC).
The price to sell one share of Class I is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
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